Annual Report
                                 June 30, 1999




                                  (logo)
                                 OAK VALUE FUND






                           Member of
                          ==================
                          100% NO-LOAD
                          MUTUAL FUND
                          COUNCIL
                          ===================

LETTER TO SHAREHOLDERS                                             July 27, 1999
================================================================================
The Oak Value Fund (the Fund) continued its trend of growth during the 1999 fiscal year as represented by the following milestones:

o CONTINUED ASSET GROWTH-- The net assets of the Fund have increased from $433 million on June 30, 1998 to $625 million on June 30, 1999.

o CONTINUED REDUCTION OF THE EXPENSE RATIO-- As a result of the continued growth of the Fund, the total expense ratio of the Fund has been reduced to 1.10% of average net assets for the fiscal year ended June 30, 1999.

Listed below is a comparison of the Fund's average annual total returns versus the Lipper Growth Fund Index and the S&P 500 Index for the period ending June 30, 1999.

                   Six    One    Three   Five   Since
                 Months   Year   Years*  Years* Incept.*
                 ------   ----   -----   -----  ------
Oak Value Fund....5.51%  6.80%  26.12%  23.91%  21.18%

Lipper Growth
   Fund Index....11.89% 21.69%  25.15%  23.34%  18.83%

S&P 500 Index....12.38% 22.76%  29.11%  27.87%  22.07%

*Annualized.

Our objective is to achieve superior returns over the long term. While we want to outperform the broad market and our peer group in the short term, we believe it would be imprudent to abandon the principles and philosophy that define us as value investors. We believe these principles have stood the test of time and their disciplined application is as important today as any time in history. Even though our recent performance has lagged the broader market averages, the Fund has outperformed its peer group as measured by the Lipper Growth Fund Index over the three- and five-year time periods ending June 30, 1999.

Significant portions of indices' returns over the past twelve months have come from companies involved in technology and the Internet. It is tempting at times to throw in the towel and venture into these businesses. Each time we experience such temptation, we begin the process with a very simple question -- "Do these businesses have the ability to produce predictable, growing, excess cash flow?" Thus far, we have found that the answer to this question provides the necessary strength to avoid the urge. Indeed, the short-term returns these companies have produced are of interest as they may portend changes in business models. As students of business models, our challenge is to assess the potential economic benefit of such changes and the extent to which those benefits will result in increased value for owners of those businesses. The long term viability and value of a business still depends on its ability to produce economic profits. At the end of the day, we are buying businesses, not pieces of paper.

The potential benefits of technology are indisputable. Business models are evolving and emerging more rapidly than perhaps ever in the history of our country. We believe the great management of the businesses we own will utilize the best technology available to naturally extend and protect their core franchises. Tiffany should benefit from its ability to attract additional customers through on-line shopping. As it possesses one of the greatest brands in the world, Tiffany should gather additional revenues without being subject to price competition from "me too" sites. Additionally, Avon Products should eliminate major costs by allowing its representatives to place their orders online. Both Progressive and Geico (a wholly-owned subsidiary of Berkshire Hathaway) already offer their automobile insurance policies over the Internet at competitive prices. This additional distribution outlet should further leverage their low cost provider status. Furthermore, our newspaper companies have established positions as local portals serving as the destination point for daily users of the web. Their goal is to create a must-visit site for persons embarking on their daily travels on the web. Little, if any, of the incremental value being created by these uses of technology is reflected in the current market values of these companies. We are hopeful that this value will be realized for us as owners of great businesses when rationality returns to the market.

Despite our concerns about the valuation of certain companies in the market, we remain enthusiastic about the Fund's holdings. We believe these companies possess defined, defensible franchises which have the ability to produce predictable, growing excess cash flow. Their managers are focused on creating shareholder value over the long term. In an effort to share our enthusiasm with our shareholders, we have chosen to identify and comment on every company in the portfolio. We trust you will find these comments both interesting and informative and that they will reflect to you some portion of our confidence in the companies' abilities to produce above average returns.

o AFLAC -- Based on premiums and profits, AFLAC is the largest foreign insurance company operating in Japan. Additionally, it is a leading provider of supplemental insurance in the U.S. The company has dominated its niche of cancer insurance in Japan for more than two decades. Despite Japan's stagnant economy, the company has continued to increase revenues and profits in Japan while expatriating over $1 billion in excess capital this decade. The repurchase of nearly 25 percent of its outstanding shares since 1995 has contributed dramatically to per share earnings growth. Meanwhile, AFLAC's domestic supplemental insurance business has grown steadily and now represents more than one-third of the company's profitability.

o Ambac -- Ambac is the second largest Triple-A rated financial guarantee insurer in the country with exposure to the municipal bond, structured debt and international debt markets. Ambac has continued to grow its domestic exposure through product innovations. The company has developed a viable and rapidly growing international business as well. The European Monetary Unit is encouraging cross border commerce in European markets as they experience disintermediation. The development of these bond markets should increase the need for financial guarantee insurance. Ambac is strategically positioned to meet this need through a joint venture with its major U.S. competitor. This company has produced consistent earnings growth and we expect this trend to continue.

o Avon Products -- As the world's largest direct seller of beauty and related products, Avon markets a broad line of products in 135 countries through 2.8 million sales representatives. Avon has proven its ability to effectively execute its direct marketing distribution model in emerging markets. The company's mature markets should experience further growth due to the revitalization of the product line and the emphasis on global brands that leverage advertising and image across borders. As measured in units, Avon now sells more fragrance and cosmetics products than its competitors. We believe the company will continue to leverage this leadership position and its proven business model to take advantage of further growth opportunities.

o A.H. Belo -- This media company operates 17 television stations, 6 daily newspapers, and 4 local and regional cable news channels. Its marquee property, The Dallas Morning News, has recently suffered from its own successes. After the elimination of its major competitor earlier this decade, the paper's management significantly increased advertising rates in each of the past five years. Though these actions have produced higher returns on equity for the paper, they also appear to have reduced the rate at which the paper will likely be able to grow in the near term. Despite these challenges, Belo trades at a substantial discount to its private market value and comparable publicly traded media properties.

o Berkshire Hathaway -- While previous readers of this letter are aware of our opinions on this company, some facts may suffice. Berkshire is not a closed-end fund. It is an insurance company that produces capital for investment as a result of its various subsidiary insurance companies' ability to effectively price risk. Berkshire now has more capital than any other insurance company in the world. In recent years, the company has also purchased several great operating businesses such as Executive Jet, Flight Safety and Dairy Queen. On a stand-alone basis as measured by revenues, Berkshire's operating units would constitute a Fortune 50 company.

o Campbell Soup -- As the world's leading soup producer, Campbell's management team has focused its efforts on eliminating businesses and processes which produced unacceptable returns on shareholder capital. This effort has resulted in increasing margins, cash flow and return on equity. Approximately 80 percent of the company's cash flow comes from leading global branded products. Campbell should now be positioned to further increase its market share domestically and abroad through acquisitions and product innovations and extensions.

o Chubb -- Chubb is a property and casualty insurer with 120 offices in 33 countries. The company operates in three distinct business lines (personal, specialty commercial and standard commercial) though its personal line is clearly the company's most profitable.

In contrast, the standard commercial business has experienced significant pricing pressure and adverse claims development. Management has increased rates to reduce its exposure to this more competitive business. Chubb also recently completed the acquisition of Executive Risk in an effort to further strengthen and grow its specialty commercial line. Meanwhile, Chubb's growing international platform should continue to provide selected growth opportunities in developing insurance markets around the globe.

o Coca-Cola -- Coke is the world's largest provider of liquid refreshments. The operating measurement of record for the company is the number of eight-ounce servings sold each year. This number has continued to increase in virtually all of Coke's markets during this decade. Although the company is 113 years old, its products constitute only two percent of the annual worldwide beverage consumption. Recent weak economic conditions abroad have temporarily slowed the company's rate of unit growth. Its market share has, however, continued to increase in nearly every market. We remain convinced that the long-term attractiveness and predictability of the Coke business model should result in continued increases in this company's intrinsic value for years to come.

o Disney -- While the company's recent growth has been muted by weak international economies, Disney is the world's undisputed leader in children's entertainment around the globe. The company's growth extends beyond the borders of the movie industry. Disney's licensed characters generate $20 billion in annual revenue. Furthermore, the company has continued to invest heavily in its theme parks where returns on invested capital have historically been attractive. The company's objective is to increase per capita spending on Disney licensed products, videos and at Disney theme parks around the world. Despite ABC's challenges at the network level, Disney's ESPN brand continues to expand its already dominant global position in sports broadcasting. Disney has demonstrated a unique ability to have an investment in one segment of their business generate incremental returns across their multiple platforms of distribution.

o Dun and Bradstreet -- D&B is the world's leading provider of business credit, marketing and purchasing information. Its wholly-owned subsidiary, Moody's Investor Service, is the leading global provider of credit ratings, research and analysis for debt instruments and other credit-sensitive securities issued in the world's capital markets. After having divested many of its non-core businesses, the company is positioned to experience significant growth in both of these business units. The advent of the European Monetary Unit will create increasing demand for credit information about customers and suppliers as cross border commerce expands in Europe. The global capital markets demand credit analysis from independent parties such as Moody's. D&B has a proprietary database with 50 million businesses in 209 countries that is updated one million times each day. We believe this database has significant value as the company seeks to drive further revenue growth by increasing usage of this data.

o First Union -- First Union is the sixth largest banking company in the U.S. with $237 billion in assets serving nearly 10 million households. This company's stock has recently traded at a discount to other banks due to lingering challenges of cost controls associated with the CoreStates acquisition. These challenges are real, but manageable. Meanwhile, the company's market share and long-term intrinsic value appear intact. The company has a solid capital base, operates in growth markets and boasts an experienced management team.

o Gillette -- Gillette is the world's leading producer of razors and blades with over 70 percent worldwide market share. The company's investments in new blade systems are intended to increase its profit per shaver per day. The company maintains that this objective will again be met with the launch last year of the Mach 3. Gillette also owns Duracell, which it purchased to complement and leverage its global distribution system for razors and blades. Though Wall Street has recently focused on Gillette's other businesses, we believe its long-term value and growth will be driven by the blade and battery businesses.

o Household International -- Household is the largest independent consumer finance company in the U.S. with 1400 branches and assets in excess of $60 billion. The company continues to utilize technology to further penetrate its large consumer base where it provides a mere 12 percent of consumer loan needs. A one-percentage point increase in this share would result in a $5 billion increase in Household's loans outstanding.

o Interpublic Group Companies -- Interpublic is the third largest advertising and marketing services company in the world. The advertising business benefits from global growth as global commerce requires global marketing and advertising. Interpublic is uniquely positioned to benefit from this globalization as it serves clients in 130 countries worldwide. The company has produced internal growth at a rate double that of the underlying economies in mature and emerging markets in recent years. This effective tollbooth to an economy's growth has created strong sales growth while cost controls further contributed to improving margins. Anchored by McCann-Erickson, the company has produced excellent results in all economic cycles and political environments and should continue to do so.

o Oakwood Homes -- Oakwood is a vertically integrated manufacturing, retail and finance housing company. We originally purchased the company on the belief that the retail business was growing at an above average rate and the financing side of the business was not being fairly valued in the company's stock price. However, due to an increase in prepayment speed during the fall and the nature of accounting recognition for revenue, the finance portion of the business reported substantially lower income than it actually receives in cash. A change to more conservative accounting practices on the finance side as well as a recent slowdown in their manufactured housing sales has only compounded the problem. We have been disappointed with the valuation of the company and management's handling of the situation. In an effort to maximize this value for shareholders, the company's Board of Directors has hired an investment-banking firm to pursue the potential sale of the business. Now that the catalyst for change is in place, we are compelled to exercise further patience with this investment in the near term.

o Progressive -- Progressive is the fifth largest private passenger automobile insurer and the second largest non-standard automobile insurer in the country. The company's economic model is predicated on growing premium revenue at a rate in excess of the industry by lowering the cost of claims, improving customer services and improving brand awareness. Progressive has increased its premium income more than eight times the premium growth rate of the industry while continuing to produce very high return on equity. Additionally, Progressive is a beneficiary of technology as it rolls out its direct-to-consumer strategy over the Internet and telephone. We believe Progressive's competitive advantages will allow it to continue to increase its market share (now four percent) in a very fragmented business.

o RLI -- This specialty insurance company utilizes a very interesting and highly profitable business model. The company earns money through three streams of income: underwriting profitability, interest income and capital appreciation of equities held in the portfolio. RLI has produced superior returns on capital for the past decade as a result of its ability to find niches such as surety and personal umbrella insurance. During this period, the company's book value has advanced at an average annual compound rate of approximately 15 percent. Additionally, RLI has produced an underwriting profit in 10 of the past 12 years.

o E.W. Scripps -- Scripps operates 9 television stations and 19 daily newspapers throughout the country. Its management has effectively used the excess cash flow from these core media properties to fund its investments in the Home and Garden Network and the Food Network. Both of these entities have experienced phenomenal growth in subscribers, advertisers, cash flow and enterprise value. Additionally, we believe these brands can be extended to the Internet as they provide a unique combination of content and advertising for a multitude of products and services. While the newspaper and cable network properties continue to thrive, the broadcasting business has recently suffered for a variety of reasons. Nonetheless, we remain confident in the company and the potential for its businesses to continue to increase shareholder value.

o Tiffany -- The second largest jewelry retailer in the U.S., Tiffany enjoys one of the most cherished and vibrant brands in the world. Despite its 162-year heritage, the company was recently named a "Top 500 Innovator" by Information Week. With only 37 stores in the U.S., Tiffany has significant opportunities to further expand its domestic presence. The sales growth in the U.S. will continue to be driven by same store sales increases, new store openings (three to five per year) and catalog sales. While Tiffany has substantial (45 stores) and growing exposure in Japan, we believe Europe and Latin America represent significant growth opportunities as well for this great franchise. Finally, we must comment on that which we believe to be yet another very significant opportunity for this "branded product company disguised as a retailer." We expect

Tiffany to launch a new website later this year that will make Tiffany products available for purchase online. Though the company has offered no predictions with regard to expected volumes, we were intrigued by Warren Buffett's mention at this year's Berkshire Hathaway meeting of Tiffany as a brand ideally positioned for online distribution.

o United Asset Management -- UAM is one of the largest independent investment management firms in the world. It owns 50 firms that collectively manage over $200 billion for institutional and individual clients and mutual fund shareholders. The parent company derives income from revenue sharing agreements with the affiliates. We find this recurring stream of excess cash flow to be very attractive. The company has historically used this excess cash flow to make acquisitions of other firms. However, the recent market valuation has encouraged UAM management to instead repurchase its own shares. As a result of this repurchase activity, the company's total shares outstanding were reduced by eleven percent during the 1998 calendar year.

o Washington Post -- The Post is the publisher of the nation's capital newspaper. Additionally, the company owns six television stations, Kaplan Education Centers, Newsweek Magazine and several cable properties. The Post's business of gathering and disseminating content continues to demonstrate its relevance in today's market. Proving to be a successful online extension of the franchise, washingtonpost.com has become one of the top five news sites on the web with 70 million page views per month. The company has demonstrated an outstanding ability to operate properties and reinvest the excess cash flow in selective acquisitions and stock repurchases. The newest division, Kaplan Education Centers, has grown rapidly through "tuck in" acquisitions which provide the opportunity to leverage the brand name and product offerings. In addition to management producing an enviable track record of operating businesses and allocating capital, we believe the stock to be significantly undervalued at recent prices.

o Young Broadcasting -- Young is an owner and operator of 12 television stations that collectively reach approximately 9.1% of television households in America. The company has proven to be an effective operator with a strong emphasis on local news and cost controls. Their broadcast cash flow margins are among the highest in the industry. We have, however, sold our position since the end of the fiscal year. After considerable appreciation of the company's stock price, we felt there were better uses for the cash.

We believe these companies represent good businesses with good management. Our challenge is to purchase them and other such companies that possess similar characteristics when they are available at attractive prices. We remain diligent in our search for other such companies and patient as we await more rational valuations.

We are long-term believers in the growing value of great companies but feel a bit awkward as these irrational valuations persist. The basic concept of "margin of safety" plays an ever-increasing role in our decision-making process during periods such as those of recent months. We would characterize our strategy as the game of musical chairs. We want to make sure that when the music ends we and our clients will have chairs.

We thank you for the confidence you have placed in us and our organization as stewards of your capital.

Sincerely,



/s/ David R. Carr, Jr.

David R. Carr, Jr.
Co-Manager


/s/ George W. Brumley, III

George W. Brumley, III
Co-Manager

The views discussed above are those of the investment adviser as of the date of this letter and are subject to change at any time. Any statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by the management of each company. These statements are not guarantees of future performance and actual events and results may differ materially from those expressed above.

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Oak Value Fund,
            Lipper Growth Fund Index and Standard & Poor's 500 Index

[LINE CHART HERE]

Oak Value Fund
Average Annual Total Returns
As of June 30, 1999
1 Year    5 Years     Since Inception*
6.80%     23.91%           21.18%

                 Oak Value Fund        S&P 500 Index    Lipper Growth Fund Index

1/93                 10000                 10000                 10000
                     10353                 10393                 10127
6/93                 10357                 10443                 10272
                     11442                 10711                 10765
12/93                12204                 10960                 11030
                     11611                 10544                 10700
6/94                 11818                 10588                 10465
                     12472                 11106                 10978
12/94                12015                 11104                 10857
                     13157                 12186                 11642
6/95                 13334                 13350                 12888
                     14712                 14411                 14058
12/95                15487                 15278                 14402
                     16633                 16098                 15051
6/96                 17206                 16821                 15552
                     18483                 17341                 15991
12/96                19976                 18786                 16926
                     20045                 19290                 16864
6/97                 24020                 22657                 19528
                     25813                 24354                 21529
12/97                27508                 25054                 21673
                     31256                 28549                 24357
6/98                 32320                 29491                 25048
                     26296                 26558                 22190
12/98                32714                 32214                 27241
                     33205                 33819                 28622
6/99                 34516                 36202                 30434

                  Past performance is not predictive of future performance.

                                     NON-STANDARDIZED TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year-to-Date    Since
                     Calendar   Calendar    Calendar   Calendar    Calendar   Calendar     1999     Inception*
                       1993*      1994        1995       1996        1997       1998  (as of 6/30/99)(as of 6/30/99)

------------------------------------------------------------------------------------------------------------------------------------
  Oak Value Fund.     22.04%      -1.54%      28.89%    28.99%      37.70%     18.93%      5.51%     245.16%
  Lipper Growth Fund
     Index.......     10.30%      -1.57%      32.65%    17.53%      28.03%     25.69%     11.89%     204.34%
  S&P 500 Index..      9.60%       1.32%      37.58%    22.96%      33.36%     28.58%     12.38%     262.02%



                          AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                             For the Periods Ended June 30, 1999
                                                                                                      Since
                                             Six Months(A)  One Year    Three Years  Five Years    Inception*
------------------------------------------------------------------------------------------------------------------------------------
   Oak Value Fund..........................      5.51%        6.80%        26.12%       23.91%       21.18%
   Lipper Growth Fund Index................     11.89%       21.69%        25.15%       23.34%       18.83%
   S&P 500 Index...........................     12.38%       22.76%        29.11%       27.87%       22.07%

*   Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999
================================================================================

ASSETS
Investment securities at market value (Note 1)
   (acquisition cost of $492,269,017)........................   $ 583,892,124
Investments in repurchase agreements (Note 1)................      56,596,000
Cash ........................................................             569
Receivable for capital shares sold...........................         867,832
Dividends receivable.........................................         607,350
Interest receivable..........................................           7,578
Other assets.................................................          66,303
                                                               ---------------
     TOTAL ASSETS............................................     642,037,756
                                                               ---------------

LIABILITIES
Dividends payable............................................          31,724
Distributions payable........................................         954,775
Payable for securities purchased.............................      15,190,513
Payable for capital shares redeemed..........................         541,348
Payable to affiliates (Note 3)...............................         511,991
Other accrued expenses and liabilities.......................          34,750
                                                               ---------------
     TOTAL LIABILITIES.......................................      17,265,101
                                                               ---------------

NET ASSETS ..................................................   $ 624,772,655
                                                               ===============


Net assets consist of:
Paid-in capital..............................................   $ 533,904,497
Distributions in excess of net realized gains................        (754,949)
Net unrealized appreciation on investments...................      91,623,107
                                                               ---------------

Net assets...................................................   $ 624,772,655
                                                               ===============

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value).................................      22,342,135
                                                               ===============

Net asset value, offering price and redemption
   price per share (Note 1)..................................   $       27.96
                                                               ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 1999
================================================================================
INVESTMENT INCOME
   Dividends.................................................   $   4,997,494
   Interest..................................................       2,218,708
                                                               ---------------
     TOTAL INVESTMENT INCOME.................................       7,216,202
                                                               ---------------

EXPENSES
   Investment advisory fees (Note 3).........................       4,723,434
   Administrative services fees (Note 3).....................         446,379
   Registration fees.........................................         149,424
   Shareholder services and transfer
      agent fees (Note 3)....................................         113,588
   Postage and supplies......................................          78,249
   Accounting services fees (Note 3).........................          60,774
   Trustees' fees and expenses...............................          56,410
   Professional fees.........................................          51,469
   Custodian fees............................................          49,718
   Reports to shareholders...................................          25,929
   Insurance expense.........................................          17,728
                                                               ---------------

     TOTAL EXPENSES..........................................       5,773,102
                                                               ---------------


NET INVESTMENT INCOME .......................................       1,443,100
                                                               ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.............      18,511,197
   Net change in unrealized appreciation/depreciation
      on investments.........................................      23,144,708
                                                               ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............      41,655,905
                                                               ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................   $  43,099,005
                                                               ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1999 and 1998

====================================================================================================================================


                                                                                  Year              Year
                                                                                  Ended             Ended
                                                                                June 30,          June 30,
                                                                                  1999              1998

------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.................................................    $   1,443,100     $     797,831
   Net realized gains from security transactions.........................       18,511,197         3,469,532
   Net change in unrealized appreciation/depreciation on investments.....       23,144,708        52,455,109
                                                                            ---------------   ---------------
Net increase in net assets from operations...............................       43,099,005        56,722,472
                                                                            ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income............................................      ( 1,463,037 )       ( 781,643 )
   From net realized gains from security transactions....................     ( 17,498,045 )     ( 3,481,530 )
   In excess of net realized gains.......................................        ( 754,949 )     ( 1,013,152 )
                                                                            ---------------   ---------------
Decrease in net assets from distributions to shareholders................     ( 19,716,031 )     ( 5,276,325 )
                                                                            ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.............................................      485,772,850       407,315,606
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................       18,577,671         4,879,353
   Payments for shares redeemed..........................................    ( 336,863,855 )   ( 112,399,503 )
                                                                            ---------------   ---------------
Net increase in net assets from capital share transactions...............      167,486,666       299,795,456
                                                                            ---------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................      190,869,640       351,241,603

NET ASSETS:
   Beginning of year.....................................................      433,903,015        82,661,412
                                                                            ---------------   ---------------

   End of year...........................................................    $ 624,772,655     $ 433,903,015
                                                                            ===============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME .....................................    $          --     $      19,937
                                                                            ---------------   ---------------

SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold...........................................................       18,644,142        16,291,306
   Shares issued in reinvestment of distributions to shareholders........          667,046           197,253
   Shares redeemed.......................................................     ( 13,015,998 )     ( 4,448,327 )
                                                                            ---------------   ---------------
   Net increase in shares outstanding....................................        6,295,190        12,040,232
   Shares outstanding, beginning of year.................................       16,046,945         4,006,713
                                                                            ---------------   ---------------
   Shares outstanding, end of year.......................................       22,342,135        16,046,945
                                                                            ===============   ===============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

====================================================================================================================================
                                               Year       Year       Year       Year    Ten Months     Year
                                               Ended      Ended      Ended      Ended      Ended       Ended
                                             June 30,   June 30,   June 30,   June 30,   June 30,    Aug. 31,
                                               1999       1998       1997       1996      1995(a)      1994

------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.....  $  27.04   $  20.63   $  15.62   $  12.19    $ 12.50    $ 10.96
                                            ---------- ----------  ---------  ---------  ---------  ---------

Income from investment operations:
   Net investment income (loss)............      0.07       0.05     ( 0.02 )   ( 0.04 )   ( 0.05 )   ( 0.02 )
   Net realized and unrealized
      gains on investments.................      1.76       6.98       6.06       3.57       0.55      1.78
                                            ---------- ----------  ---------  ---------  ---------  ---------
Total from investment operations...........      1.83       7.03       6.04       3.53       0.50      1.76
                                            ---------- ----------  ---------  ---------  ---------  ---------

Less distributions:
   From net investment income..............    ( 0.07)    ( 0.05)        --         --         --         --
   From net realized gains from
      security transactions................    ( 0.81)    ( 0.44)    ( 1.03)    ( 0.10)    ( 0.81)    ( 0.22 )
   In excess of net realized gains.........    ( 0.03)    ( 0.13)        --         --         --         --
                                            ---------- ----------  ---------  ---------  ---------  ---------
Total distributions........................    ( 0.91)    ( 0.62)    ( 1.03 )   ( 0.10 )   ( 0.81 )   ( 0.22 )
                                            ---------- ----------  ---------  ---------  ---------  ---------

Net asset value at end of period...........  $  27.96   $  27.04   $  20.63   $  15.62    $ 12.19    $ 12.50
                                            ---------- ----------  ---------  ---------  ---------  ---------

Total return...............................     6.80%     34.56%     39.60%     29.04%      5.78%(c)  16.07%
                                            ---------- ----------  ---------  ---------  ---------  ---------

Net assets at end of period (000's)........  $624,773   $433,903   $ 82,661   $ 22,066    $10,250    $ 8,769
                                            ---------- ----------  ---------  ---------  ---------  ---------

Ratio of net expenses to average
   net assets(b)...........................      1.10%      1.22%      1.59%      1.90%      1.89%(c)  1.89%

Ratio of net investment income (loss)
   to average net assets...................      0.27%      0.41%    ( 0.16%)   ( 0.43%)   ( 0.53%)(c)(0.58%)

Portfolio turnover rate ...................        38%        15%        22%        58%       103%(c)    91%


(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(c) and 2.80% for the periods ended June 30, 1996, June 30, 1995 and August 31, 1994, respectively.

(c)  Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1999
================================================================================
                                                                Market
     Shares      COMMON STOCKS -- 93.5%                          Value

--------------------------------------------------------------------------------
                 ADVERTISING -- 4.5%
        324,250  Interpublic Group Companies, Inc.........   $  28,088,156
                                                            ---------------

                 BANKING -- 2.1%
        272,650  First Union Corporation..................      12,814,550
                                                            ---------------

                 BEVERAGE -- 4.0%
        398,625  Coca-Cola Company........................      24,914,063
                                                            ---------------

                 BROADCASTING - TELEVISION -- 0.5%
         76,000  Young Broadcasting, Inc. - Class A(a) ...       3,234,750
                                                            ---------------

                 CONGLOMERATE -- 9.1%
            263  Berkshire Hathaway, Inc., Class A(a) ....      18,120,700
         17,294  Berkshire Hathaway, Inc., Class B(a) ....      38,894,206
                                                            ---------------
                                                                57,014,906
                                                            ---------------
                 ENTERTAINMENT -- 3.4%
        680,303  The Walt Disney Company..................      20,961,836
                                                            ---------------

                 FINANCE - CONSUMER LOANS -- 4.8%
        631,375  Household International, Inc.............      29,911,391
                                                            ---------------

                 FOOD -- 2.1%
        285,550  Campbell Soup Company....................      13,242,381
                                                            ---------------

                 INFORMATION SERVICES -- 5.0%
        875,100  Dun & Bradstreet Corporation.............      31,011,356
                                                            ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 3.0%
        387,400  AFLAC, Inc...............................      18,546,775
                                                            ---------------

                 INSURANCE - FINANCIAL GUARANTEE -- 5.7%
        625,450  Ambac Financial Group, Inc...............      35,728,831
                                                            ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 11.0%
        275,825  The Chubb Corporation....................      19,169,838
         95,200  Executive Risk, Inc......................       8,097,950
        212,990  Progressive Corporation..................      30,883,550
        279,000  RLI Corporation..........................      10,811,250
                                                            ---------------
                                                                68,962,588
                                                            ---------------
                 INVESTMENT MANAGEMENT/ADVISORY
                    SERVICES -- 5.0%
      1,379,550  United Asset Management Corporation......      31,384,762
                                                            ---------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (continued)
================================================================================
                                                                Market
     Shares      COMMON STOCKS -- 93.5% (continued)              Value

--------------------------------------------------------------------------------
                 MANUFACTURED HOUSING -- 2.7%
      1,308,000  Oakwood Homes Corporation................   $  17,167,500
                                                            ---------------

                 MEDIA -- 13.1%
      1,081,825  Belo (A.H.) Corporation, Class A.........      21,298,430
        640,135  Scripps (E.W.) Company...................      30,446,421
         55,474  Washington Post Company - Class B........      29,831,143
                                                            ---------------
                                                                81,575,994
                                                            ---------------
                 PERSONAL CARE/COSMETICS -- 9.7%
        593,200  Avon Products, Inc.......................      32,922,600
        671,970  Gillette Company.........................      27,550,770
                                                            ---------------
                                                                60,473,370
                                                            ---------------
                 RETAIL -- 7.8%
        506,310  Tiffany & Company........................      48,858,915
                                                            ---------------

                 TOTAL COMMON STOCKS (COST $492,269,017) .   $ 583,892,124
                                                            ---------------

================================================================================
      Face                                                      Market
     Amount      REPURCHASE AGREEMENTS-- 9.0%(b)                 Value

--------------------------------------------------------------------------------
 $   56,596,000  Donaldson, Lufkin & Jenrette, Inc.,
                    4.82%, dated 6/30/99, due 7/01/99,
                    repurchase proceeds $56,603,578
                    (Cost $56,596,000)....................   $  56,596,000
                                                            ---------------

                 TOTAL COMMON STOCKS AND REPURCHASE
                    AGREEMENTS-- 102.5% ..................   $ 640,488,124

                 LIABILITIES IN EXCESS OF
                    OTHER ASSETS-- (2.5%) ................    ( 15,715,469)
                                                            ---------------

                 NET ASSETS-- 100.0% .....................   $ 624,772,655
                                                            ===============

(a)  Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1999
================================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of June 30, 1999:


--------------------------------------------------------------------------------
Gross unrealized appreciation......................   $ 110,798,557
Gross unrealized depreciation......................    ( 19,930,399 )
                                                     ---------------
Net unrealized appreciation........................   $  90,868,158
                                                     ===============
Federal income tax cost............................   $ 493,023,966
                                                     ---------------
--------------------------------------------------------------------------------

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $360,838,374 and $183,538,432 respectively, for the year ended June 30, 1999.

3.  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

Arthur Anderson LLP

[ARTHUR ANDERSON LLP LOGO]


To the Shareholders and Board of Trustees of The Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Oak Value Fund of The Tuscarora Investment Trust (a Massachusetts business trust), as of June 30, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and financial highlights for each of the five periods in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1994 were audited by other auditors whose report thereon dated October 20, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of Oak Value Fund of The Tuscarora Investment Trust as of June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and the financial highlights for each of the five periods in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Anderson LLP


Cincinnati, Ohio
July 16,1999

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President
Tina D. Hosking, Secretary
Robert L. Bennett, Treasurer